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                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  October 11, 1995


                             Atrix Laboratories, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                         0-18231                    84-1043826
-------------------            -------------------         ------------------
    (State of                      (Commission                (IRS Employer
  incorporation)                   File Number)             Identification No.)


              2579 Midpoint Drive, Fort Collins, Colorado    80525
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (970) 482-5868

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Change Since Last Report)
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Item 5.  Other Events.

  See the Press Release attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.

  (c)    Exhibits

         20 Press Release dated October 11, 1995 regarding the results of a one year pivotal study on Atrix Laboratories, Inc.'s ATRISORB(TM) Guided Tissue Regeneration (GTR) product.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ATRIX LABORATORIES, INC.



Date:  October 20, 1995              By:          /s/ Kimberly A. Marks
                                         ---------------------------------------
                                         Kimberly A. Marks, Corporate Controller





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                                 EXHIBIT INDEX

           Exhibit No.                       Exhibit Description                                          Page
           -----------                       -------------------                                          ----
                 20               Press Release dated October 11, 1995 regarding
                                  the results of a one year pivotal study on Atrix
                                  Laboratories, Inc.'s ATRISORB(TM) Guided
                                  Tissue Regeneration (GTR) product.